CONSOLIDATED STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (1,719)	$ (346)	$ (8,413)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	2,116	1,970	2,134
Impairment loss of goodwill			4,740
Impairment loss of property, plant and equipment		139
Impairment loss of intangible assets	0	0	202
Deferred income taxes	(250)	(252)	(314)
(Reversal of) Impairment loss of loan and interest receivables	(49)	(973)	1,386
(Reversal of) Impairment loss of other receivables, prepayments and deposits	(131)	3	93
Gain on change in fair value of warrant derivative liability			(247)
Share-based compensation expenses			261
Change in operating assets and liabilities
Accounts receivable	(2)	8
Loans receivable	(7,080)	(941)	11,695
Other receivables and prepayments	(113)	24	10
Interest receivable	(37)	48	234
Customer deposits	(83)	88
Other payables and accrued liabilities	1,018	(353)	663
Taxes payable	(208)	217	(153)
Net cash provided by (used in) operating activities	(6,538)	(368)	12,291
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(221)	(156)	(402)
Settlement of a promissory note for acquisition of a subsidiary			(5,192)
Proceeds from refund of deposit for acquisition of a subsidiary	5,000
Net cash provided by (used in) investing activities	4,779	(156)	(5,594)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loan	1,282
Repayment of short-term loan	(1,282)
Repayment of bank borrowings			(6,241)
Proceeds from loan due to a shareholder	1,923
Net cash provided by (used in) financing activities	1,923		(6,241)
EFFECT OF EXCHANGE RATE ON CASH	(1)	(6)	(4)
INCREASE (DECREASE) IN CASH	163	(530)	452
Cash and cash equivalent, beginning of year	2,950	3,480	3,028
Cash and cash equivalent, end of year	3,113	$ 2,950	3,480
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	62		3
Cash paid for income taxes	$ 318		$ 342